SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) February 9, 2001
                                  ----------------




                           GENERAL MOTORS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




  300 Renaissance Center, Detroit, Michigan                  48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

















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ITEM 9. REGULATION FD DISCLOSURE

      On February 9, 2001, General Motors Corporation's (GM) subsidiary Hughes Electronics Corporation (Hughes) issued the following 8-K to alert all GM stockholders to their disclosure practices with respect to Hughes and the GMH stock, to be in compliance with Regulation FD. The release is as follows:

Introduction

      On October 23, 2000, new Securities and Exchange Commission rules, collectively referred to as "Regulation FD," became effective. General Motors and Hughes believe that Regulation FD requires us, among other things, and under certain circumstances, to have procedures reasonably designed to assure that, if some GM stockholders learn information about us and our company that is material, other GM stockholders will learn that information at or close to the same time. GM and Hughes each file this procedural 8-K to alert all GM stockholders to the disclosure practices we will try to follow, with respect to Hughes and the GMH stock.

Our website

      Hughes maintains a corporate website at www.hughes.com, on which Hughes posts significant corporate information from time to time. In addition, GM maintains a website at www.gm.com, on which it posts significant information about Hughes from time to time, either in full text or by a clearly identified hyperlink to the Hughes website. Unless the context otherwise indicates, when we refer to "our website," we refer to both the Hughes website and the GM website, including, but not limited to, those portions that relate to Hughes. While significant information concerning Hughes and the GMH stock will be made available to the public by various means, including by filing Current Reports on Form 8-K, in addition to posting information on our website, we encourage you to review our website to access all such information.

      We will maintain several discrete information sections on the Hughes website. One of these on the investor relations page of the Hughes website will be headed "Financial Guidance /Recent Presentations."

      Posting information on the "Financial Guidance/Recent Presentations" section of the Hughes website is not intended to, and does not, constitute a determination by us that the information is in fact material. Materiality can be a complex concept, and some information may be posted on the Hughes website that may not be "material," out of an abundance of caution to ensure compliance with applicable law. The fact that information is posted on this section of the Hughes website does not indicate a determination by us that dissemination of that information is legally required.

      From time to time, and during "quiet periods," which are discussed below, certain information originally posted to the "Financial Guidance/Recent Presentations" section of the Hughes website will be moved to another section that will be headed "Archived Guidance." Information will be moved to the "Archived Guidance" section for historical reference purposes only, and thereafter will not be maintained or updated for accuracy. Hughes and GM expressly disclaim any obligation to update archived information, and readers of the archived information should not assume the information is current. In order to access the "Archived Guidance" section, a viewer will be required to "click" through an acknowledgement that archived information may no longer be current and accurate.

Forecasts

      Hughes may post forecasts (in the form of ranges of projected financial and operating results with respect to specific items or in the form of directional commentary), as well as other forward looking data, in the "Financial Guidance/Recent Presentations" section of the Hughes website. When posted, the forecasts will represent Hughes' management's current estimates as of the date of posting, which will be clearly indicated. In order to keep posted forecasts as current as practicable, Hughes intends to update any posted forecasts once Hughes has determined, in accordance with Hughes' internal procedures, that the posted forecasts no longer represent Hughes management's current estimates for the periods covered. If Hughes updates its posted forecasts, we will issue a public announcement and will update the "Financial Guidance/Recent Presentations" section of the Hughes website. Neither GM nor Hughes assumes any legal obligation to update the information on our website. Hughes' forecasts will constitute forward looking statements and will always be subject to various risk factors that may cause actual results to differ materially from the forecasts Hughes provides. These risk factors are identified in our Form 10-K's, Form 10-Q's and Form 8-K's, all of which are available on our website.

      In order to access the "Financial Guidance/Recent Presentations" section of the Hughes website, viewers will be required to "click" through an acknowledgement that the viewer has read, and understands, a cautionary statement setting forth the risks and uncertainties related to forward looking statements, including forecasts, posted on the Hughes website. Forecasts may be posted, and updated, on the Hughes website by various means and neither Hughes nor GM assume any obligation to use a particular means to post, or update, forecasts on any particular occasion. Means of posting may include webcasts and recordings of webcasts, presentations, press releases and copies of excerpts from our SEC Filings. The means used to post or update forecasts may vary from time to time and we may update forecasts by means other than those initially used to post such forecasts.

Analyst Meetings, Conference Calls and Discussions with Analysts and
--------------------------------------------------------------------
Institutional Investors, Quarterly Earnings Presentations
---------------------------------------------------------

      Hughes will endeavor to simultaneously webcast all quarterly earnings conference calls with analysts, and may also webcast other analyst or investor conferences that Hughes may present or host, when Hughes considers it appropriate. Hughes intends to post recordings of these webcasts in the "Financial Guidance/Recent Presentations" section of the Hughes website and to maintain access to such recordings for a reasonable period after the event. When Hughes representatives take part in analyst or investor conferences sponsored by third parties that are webcast, Hughes will endeavor to provide instructions on how to access webcasts of the conference. Hughes will endeavor to post in the "Financial Guidance/Recent Presentations" section any written presentations used by Hughes representatives in connection with quarterly earnings calls or analyst or investor conferences.

      On occasion, officials at our company will respond to communications or inquiries concerning Hughes from individual analysts, or specific institutional investors. If these conversations should occur, they are not intended to divulge material nonpublic information about Hughes, and we will take appropriate steps to avoid such disclosures from occurring. If Hughes becomes aware that information which might be material may have been unintentionally disclosed during one of these informal encounters, Hughes will, when appropriate, post a brief summary of the information that has been disclosed in the "Financial Guidance/Recent Presentations" section of the Hughes website. While Hughes may identify the generic classification applicable to the recipient of this information (for example, "analyst," or "institutional investor"), Hughes does not intend to identify the specific person with whom these conversations may have taken place. The posting of information in accordance with these procedures is not intended to, and does not, constitute a determination by Hughes that the information is material.

Quiet Periods

      During certain times, referred to as quiet periods, any forecast or similar forward looking information in the "Financial Guidance/Recent Presentations" section of the Hughes website will be moved to the "Archived Guidance" section of the Hughes website and may no longer be relied upon as current. Hughes will post a prominent notice on the Hughes website stating that a quiet period is in effect and you should no longer rely upon the previously posted forecast as representing Hughes' management's current estimates with respect to the subject matter of such forecast. Quiet periods will begin in the middle of the last month of each fiscal quarter and will end at the quarterly earnings announcement and will also include such other periods as may be determined by Hughes' management from time to time.

E-mail and blast fax alerts

      You will be able to register on the Hughes website to receive alerts via e-mail or blast faxes of upcoming analyst and investor conferences, earnings releases, significant changes to the "Financial Guidance/Recent Presentations" section of the Hughes website and other pertinent information.

      We do not assume responsibility for any problems relating to the transmission of e-mail or blast fax alerts, including but not limited to, problems relating to server disruptions and incorrect e-mail addresses or fax numbers. While we will endeavor to notify you when significant changes are made to the Hughes website, we do not assume any obligation to provide, and you should not expect to receive, a notice each time the forecasts posted on the Hughes website are updated.

Further Information

      Regulation FD is new. Its meaning and impact are not yet certain. We intend to monitor these policies and practices to see whether they are fulfilling their intended purpose. We encourage our shareholders to communicate with us if you have suggestions or comments regarding these procedures. Please address any such communications to:

                               Investor Relations
                          investorrelations@hughes.com
                                 (310) 662-9688

      To learn more about PanAmSat, Hughes' majority-owned, publicly traded subsidiary, please visit its corporate website at www.PanAmSat.com, on which it posts significant information about PanAmSat from time to time.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                                  (Registrant)
Date    February 9, 2001
        ----------------
                                          By
                                          s/Peter R. Bible
                                          -------------------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)








































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